UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center

Minneapolis, MN 55474

(Address of principal executive offices) (Zip code)

Ryan Larrenaga

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: February 29

Date of reporting period: February 29, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

February 29, 2016

COLUMBIA GLOBAL EQUITY VALUE FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $472 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams’ investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

*	In U.S. dollars as of December 31, 2015. Source: Ameriprise Q4 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.
**	Source: ICI as of December 31, 2015 for Columbia Management Investment Advisers, LLC.
***	Source: Investment Association as of September 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT’S MESSAGE

Dear Shareholder,

Today’s investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today’s complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today’s investors:

■	Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today’s market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■	Navigate a changing interest rate environment

Today’s uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market’s ups and downs.

■	Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■	Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today’s market challenges and grow your assets at each crossroad of your journey.

■	Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it’s important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA GLOBAL EQUITY VALUE FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA GLOBAL EQUITY VALUE FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Global Equity Value Fund (the Fund) Class A shares returned -15.81% excluding sales charges for the 12-month period that ended February 29, 2016.

■

During the same time period, the Fund underperformed the MSCI World Value Index (Net), which returned -12.98%, as well as its supplemental benchmark, the MSCI World Index (Net), which returned -11.00%.

■	Stock selection and sector allocation overall detracted from the Fund’s relative results, more than offsetting the positive contribution of effective country allocation as a whole.

Average Annual Total Returns (%) (for period ended February 29, 2016)
	Inception	1 Year	5 Years	10 Years
Class A	03/20/95
Excluding sales charges		-15.81	4.52	3.46
Including sales charges		-20.63	3.28	2.84
Class B	05/14/84
Excluding sales charges		-16.42	3.74	2.67
Including sales charges		-20.45	3.40	2.67
Class C	06/26/00
Excluding sales charges		-16.47	3.73	2.67
Including sales charges		-17.28	3.73	2.67
Class I	03/04/04	-15.50	4.95	3.89
Class K	03/20/95	-15.70	4.66	3.62
Class R*	12/11/06	-16.04	4.25	3.21
Class R4*	12/11/06	-15.61	4.73	3.54
Class R5*	12/11/06	-15.55	4.90	3.81
Class W*	12/01/06	-15.84	4.44	3.42
Class Y*	02/28/13	-15.38	4.81	3.60
Class Z*	09/27/10	-15.65	4.79	3.60
MSCI World Value Index (Net)		-12.98	3.48	2.60
MSCI World Index (Net)		-11.00	4.92	3.82

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the oldest share class of the Fund, Class B, is no longer available, Class A shares of the Fund were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The MSCI World Value Index (Net) captures large and mid-cap securities exhibiting overall value style characteristics across 23 Developed Markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. With 819 constituents, the index targets 50% coverage of the free float-adjusted market capitalization of the MSCI World Index.

The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World Value Index (Net) and the MSCI World Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016	3

COLUMBIA GLOBAL EQUITY VALUE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2006 — February 29, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Equity Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

4	Annual Report 2016

COLUMBIA GLOBAL EQUITY VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended February 29, 2016, the Fund’s Class A shares returned -15.81% excluding sales charges. During the same time period, the Fund underperformed the MSCI World Value Index (Net), which returned -12.98%, as well as the MSCI World Index (Net), which returned -11.00%. Stock selection and sector allocation overall detracted from the Fund’s relative results, more than offsetting the positive contribution of effective country allocation as a whole.

Global Equity Markets Struggled Amid Heightened Volatility

Overall, global equities struggled during the 12-month period amid heightened volatility, as central bank activity, weak commodity prices (especially oil), geopolitical tensions, a strong U.S. dollar, and concerns about Chinese and global economic growth weighed on equities around the world. For the 12 months ended February 29, 2016, virtually all equity markets declined, but international and emerging market equity markets, as represented by the MSCI EAFE Index and MSCI Emerging Markets Index, respectively, underperformed the U.S. equity market, as represented by the S&P 500 Index, thus pulling the global equity market, as represented by the MSCI World Index, down further.

As the period began in March 2015, the U.S. dollar’s strength, due to growing expectations of an interest rate hike by the Federal Reserve (Fed), hampered the progress of stocks globally when measured in U.S. dollar terms. Diverging central bank policy exacerbated matters. The European Central Bank and Bank of Japan loosened their monetary policies, while the Bank of England joined the Fed in contemplating tightening theirs. By the late summer of 2015, weak economic growth data in the United Kingdom, United States and China heightened worries about the global economy, and uncertainty about Greece’s ability to service its debt commitments further unsettled investors. Greece ultimately made a deal with its lenders, but emerging markets came under pressure again as currency weakness dented investor confidence. Brazil, in particular, faced challenges, cutting its fiscal targets for 2015 and 2016. Global equities entered correction territory — down about 10% from previous highs — in September 2015, as worries over slowing Chinese growth hit heightened levels. China’s policymakers took the historic action of devaluing its currency in response, but despite this move, investor confidence remained low, equity market volatility remained high, and commodity prices fell. September’s declines contributed to the worst quarter for global equities since the 2011 eurozone crisis. Following the late August and September rout, equities rebounded strongly in October 2015, as a surprise interest rate cut in China and the delay by the Fed to increase interest rates fueled investors’ appetites for stocks. Still, gains were capped toward the end of October with speculation returning that the Fed would be raising interest rates in December 2015. Indeed, the Fed raised interest rates for the first time in nearly a decade. Divergent monetary policy, however, remained in focus as the Bank of Japan announced supplementary support for its quantitative and qualitative easing in the same month.

Global equities fell in January 2016, driven largely by panic about the economic slowdown in China and crashing oil prices. The sell-off was finally stemmed after hitting lows in mid-February 2016 and a relief rally subsequently ensued as fears of imminent recession faded. Central banks outside the United States increasingly acknowledged rising economic risks and sent more pacifying signals, fueling market expectations of further

Portfolio Management

Fred Copper, CFA*

Melda Mergen, CFA, CAIA*

Peter Santoro, CFA*

*	Effective January 2016, Messrs. Copper and Santoro, and Ms. Mergen replaced Paul Stocking, Dean Ramos and Steven Schroll as Portfolio Managers of the Fund.

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2016	5

COLUMBIA GLOBAL EQUITY VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Top Ten Holdings (%) (at February 29, 2016)
Exxon Mobil Corp. (United States)	2.9
JPMorgan Chase & Co. (United States)	2.6
General Electric Co. (United States)	2.1
Philip Morris International, Inc. (United States)	2.1
Schlumberger Ltd. (United States)	1.8
Royal Dutch Shell PLC, Class A (United Kingdom)	1.8
PepsiCo, Inc. (United States)	1.8
Cisco Systems, Inc. (United States)	1.7
BlackRock, Inc. (United States)	1.6
CVS Health Corp. (United States)	1.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Country Breakdown (%) (at February 29, 2016)
Belgium	0.6
France	5.5
Germany	1.7
Hong Kong	0.9
Ireland	1.7
Israel	0.4
Italy	0.6
Japan	8.8
Netherlands	1.6
Norway	1.5
Singapore	1.2
South Korea	0.9
Spain	3.2
Sweden	2.5
Switzerland	1.4
United Kingdom	6.7
United States(a)	60.8
Total	100.0

Country Breakdown is based primarily on issuer’s place of organization/incorporation. The Fund may use this and/or other criteria, for purposes of its investment policies, in determining whether an issuer is domestic (U.S.) or foreign. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

easing. Even the Fed released calming remarks, emphasizing that it was not on a “pre-set” path for rate hikes. U.S. equities were also supported in February by strong U.S. economic data releases and the oil price recovery, albeit a modest one, from its low point on news of talks between oil producers to cap production.

Sector Allocation and Stock Selection Hampered Fund Results

Compared to the MSCI World Value Index (Net), the Fund’s results lagged, hampered primarily by sector allocation. Stock selection overall also detracted, albeit to a lesser degree. Country allocation as a whole contributed positively.

Having underweight allocations to utilities and information technology, which each posted negative returns but outpaced the MSCI World Value Index (Net), and moving from an underweight to an overweight allocation in financials, which significantly lagged the MSCI World Value Index (Net), hurt most. Stock selection in these same three sectors also detracted. From a country perspective, stock selection in the United States, Canada and Japan dampened Fund results most. Having an overweight exposure to Canada, which substantially underperformed the MSCI World Value Index (Net), also detracted.

Such detractors from the Fund’s relative results were partially offset by effective stock selection in the consumer discretionary and materials sectors, which contributed positively. From a country perspective, effective stock selection in Sweden and Switzerland helped most. Having an underweight exposure to Australia, which was the weakest constituent of the MSCI World Value Index (Net) during the period, further boosted relative results.

Among the biggest individual stock detractors from the Fund’s relative performance were Canadian oil and gas exploration and production company EnCana, U.S. oil and gas exploration and production company Devon Energy, U.S. software manufacturing giant Microsoft, U.S. computer hardware and storage company Western Digital and Japanese diversified bank Sumitomo Mitsui Financial Group. Shares of EnCana and Devon Energy declined on sensitivity to the commodity prices of oil and gas. The lower the prices fell, the less economical it was for them to drill, and so both cut production during the period. Being underweight the strongly performing Microsoft hurt, as its shares rose with the company’s new management executing well on its increased shift towards its cloud-based businesses. Western Digital performed poorly primarily on fundamentals given the broad weakness seen in the personal computer and storage industries during the period. Western Digital’s shares were also affected by negative news flow surrounding possible merger and acquisition activity with some potential Chinese business partners. Shares of Sumitomo Mitsui Financial Group declined given the sharp sell-off in financials broadly, as the Bank of Japan implemented a negative interest rate policy, which squeezed net interest margins for banks.

Among the Fund’s top contributors were U.S. energy infrastructure company The Williams Companies, German application software developer SAP, U.S. managed care services provider UnitedHealth Group, Japanese telecommunication services company Nippon Telegraph & Telephone and

6	Annual Report 2016

COLUMBIA GLOBAL EQUITY VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

U.S. specialty pharmaceutical firm Allergan. Shares of The Williams Companies rose after it agreed to be purchased by rival pipeline company Energy Transfer Equity, L.P. We sold the Fund’s position in The Williams Companies after the deal was announced because we had concerns about its funding. Subsequently, its shares declined, and our underweight helped boosted its positive effect on relative results even further. SAP performed well, the beneficiary of investors’ search for stable growth, as the company executed well throughout the period. During the period, the market responded favorably to UnitedHealth Group’s purchase of pharmacy benefits firm Catamaran to bolster its burgeoning pharmacy benefits management business, which complements its health benefits segments. Nippon Telegraph & Telephone benefited from investors’ search for yield amid a zero-to-negative interest rate environment, as the company’s shareholder-friendly management policy appeared to offer sustainable returns. Allergan performed well amid strong merger and acquisition activity. Allergan sold its generics business to Teva Pharmaceuticals for more than $40 billion and then agreed to merge with Pfizer.

Bottom-Up Stock Selection Drove Shifts in Portfolio Positioning

Based on bottom-up stock selection, the Fund’s exposure to financials increased and its allocations to health care, industrials and materials decreased relative to the MSCI World Value Index (Net). From a country perspective, the Fund’s exposure to Japan and Spain increased and its allocations to Australia, Canada, the United Kingdom and the United States decreased relative to the MSCI World Value Index (Net). The Fund’s portfolio turnover rate for the 12-month period was 143%.

With these active management decisions and stock appreciation and depreciation, the Fund was overweight in consumer discretionary, financials and industrials, underweight in health care, materials, telecommunication services and utilities and rather neutrally weighted in consumer staples, energy and information technology relative to the MSCI World Value Index (Net) at the end of the period. The Fund was most overweight in Spain and Sweden and was most underweight in Germany and the United Kingdom relative to the MSCI World Value Index (Net) at the end of the period.

Derivatives Usage

The Fund used currency forwards to help neutralize the currency effect of investing in foreign countries. The use of the currency forwards was not designed to add value and indeed did not have a material impact on the Fund’s performance during the annual period.

During 2015, there was a significant performance discrepancy between those stocks leveraged to domestic consumption around the world versus those leveraged to global trade, with the latter underperforming dramatically. Regardless of near-term market conditions, we intend to seek value opportunities in all sectors and markets of the global equity universe, maintaining a disciplined focus on business fundamentals and company management philosophies as prudent stewards of capital. We believe such a bottom-up, fundamentally-focused strategy should ultimately reward investors maintaining a long-term perspective.

Equity Sector Breakdown (%) (at February 29, 2016)
Consumer Discretionary	8.8
Consumer Staples	8.2
Energy	11.4
Financials	30.7
Health Care	10.0
Industrials	11.7
Information Technology	9.5
Materials	3.7
Telecommunication Services	3.5
Utilities	2.5
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for information on these and other risks.

Annual Report 2016	7

COLUMBIA GLOBAL EQUITY VALUE FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2015 – February 29, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	917.20	1,019.00	5.62	5.92	1.18
Class B	1,000.00	1,000.00	914.20	1,015.27	9.19	9.67	1.93
Class C	1,000.00	1,000.00	913.50	1,015.22	9.23	9.72	1.94
Class I	1,000.00	1,000.00	918.80	1,021.18	3.53	3.72	0.74
Class K	1,000.00	1,000.00	918.20	1,019.69	4.96	5.22	1.04
Class R	1,000.00	1,000.00	916.70	1,017.70	6.86	7.22	1.44
Class R4	1,000.00	1,000.00	918.70	1,020.24	4.44	4.67	0.93
Class R5	1,000.00	1,000.00	919.00	1,020.93	3.77	3.97	0.79
Class W	1,000.00	1,000.00	917.00	1,018.95	5.67	5.97	1.19
Class Y	1,000.00	1,000.00	920.20	1,021.43	3.29	3.47	0.69
Class Z	1,000.00	1,000.00	918.50	1,020.24	4.44	4.67	0.93

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

8	Annual Report 2016

COLUMBIA GLOBAL EQUITY VALUE FUND

PORTFOLIO OF INVESTMENTS

February 29, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 97.8%
Issuer	Shares	Value ($)
BELGIUM 0.6%
KBC Groep NV	99,231	5,254,858

FRANCE 5.5%
Aperam SA(a)	122,366	4,156,272

AXA SA	470,018	10,334,070

BNP Paribas SA	220,906	10,302,406

Casino Guichard Perrachon SA	127,739	5,751,057

CNP Assurances	494,263	7,309,410

Sanofi	81,087	6,425,196

Total		44,278,411

GERMANY 1.7%
Allianz SE, Registered Shares	55,333	8,207,384

Freenet AG	187,307	5,564,812

Total		13,772,196

HONG KONG 0.9%
CK Hutchison Holdings Ltd.	581,000	7,005,040

IRELAND 1.7%
Medtronic PLC	108,172	8,371,431

Smurfit Kappa Group PLC	224,759	5,184,083

Total		13,555,514

ISRAEL 0.4%
Bezeq Israeli Telecommunication Corp. Ltd. (The), ADR	325,475	3,650,202

ITALY 0.6%
Ei Towers SpA	85,421	4,716,712

JAPAN 8.8%
Aozora Bank Ltd.	2,146,000	6,991,740

Daiichikosho Co., Ltd.	140,800	5,888,901

Fuji Heavy Industries Ltd.	105,300	3,445,083

Hoya Corp.	176,600	6,381,757

ITOCHU Corp.	495,500	5,841,550

KDDI Corp.	226,600	5,789,177

LaSalle Logiport REIT(a)	6,041	5,625,516

Mitsubishi UFJ Financial Group, Inc.	1,468,700	6,337,895

Nippon Telegraph & Telephone Corp.	171,600	7,266,800

Nishi-Nippon City Bank Ltd. (The)	2,764,000	4,994,339

ORIX Corp.	381,800	4,998,110

Sumitomo Mitsui Financial Group, Inc.	263,000	7,379,829

Total		70,940,697

Common Stocks (continued)
Issuer	Shares	Value ($)
NETHERLANDS 1.6%
ING Groep NV-CVA	661,852	7,890,163

Koninklijke Ahold NV	235,639	5,159,880

Total		13,050,043

NORWAY 1.5%
BW LPG Ltd.	1,149,883	7,463,704

Kongsberg Automotive ASA(a)	5,674,488	4,525,245

Total		11,988,949

SINGAPORE 1.2%
DBS Group Holdings Ltd.	990,800	9,542,919

SOUTH KOREA 0.9%
Hyundai Home Shopping Network Corp.	67,447	6,930,475

SPAIN 3.1%
Cellnex Telecom SAU	352,311	5,630,370

Endesa SA	456,964	8,236,370

Iberdrola SA	1,781,727	11,478,259

Total		25,344,999

SWEDEN 2.5%
Hemfosa Fastigheter AB	745,019	8,241,039

Nordea Bank AB	1,193,779	11,873,551

Total		20,114,590

SWITZERLAND 1.4%
Baloise Holding AG, Registered Shares	88,194	11,093,833

UNITED KINGDOM 6.7%
BHP Billiton PLC	908,542	9,138,577

BP PLC, ADR	275,064	8,001,612

Intermediate Capital Group PLC	1,019,195	8,156,494

John Wood Group PLC	730,814	6,318,360

Paysafe Group PLC(a)	1,436,165	7,899,093

Royal Dutch Shell PLC, Class A	627,730	14,299,848

Total		53,813,984

UNITED STATES 58.7%
Aetna, Inc.	76,643	8,325,729

Alexion Pharmaceuticals, Inc.(a)	13,090	1,843,072

Alphabet, Inc., Class C(a)	8,096	5,649,146

Altria Group, Inc.	174,493	10,743,534

American Tower Corp.	112,600	10,381,720

AvalonBay Communities, Inc.	54,470	9,349,231

Bank of New York Mellon Corp. (The)	338,154	11,967,270

Berkshire Hathaway, Inc., Class B(a)	78,148	10,485,117

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	9

COLUMBIA GLOBAL EQUITY VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
BioMarin Pharmaceutical, Inc.(a)	23,570	1,929,676

BlackRock, Inc.	41,140	12,834,034

Carlisle Companies, Inc.	101,920	9,189,107

Celgene Corp.(a)	18,740	1,889,554

Cisco Systems, Inc.	514,514	13,469,977

Citigroup, Inc.	182,618	7,094,709

Coach, Inc.	263,516	10,261,313

Comcast Corp., Class A	185,003	10,680,223

CVS Health Corp.	128,386	12,475,268

Delta Air Lines, Inc.	123,704	5,967,481

DISH Network Corp., Class A(a)	178,056	8,391,779

Dun & Bradstreet Corp. (The)	62,889	6,024,137

Eastman Chemical Co.	170,768	10,954,767

EOG Resources, Inc.	141,047	9,131,383

Express Scripts Holding Co.(a)	111,021	7,813,658

Exxon Mobil Corp.	285,173	22,856,616

General Electric Co.	582,139	16,963,531

Home Depot, Inc. (The)	83,134	10,318,592

Honeywell International, Inc.	82,874	8,399,280

Intel Corp.	338,128	10,005,208

Invesco Ltd.	325,470	8,703,068

Johnson & Johnson	82,376	8,666,779

JPMorgan Chase & Co.	366,011	20,606,419

Laboratory Corp. of America Holdings(a)	89,137	9,790,808

Lam Research Corp.	100,763	7,385,928

Lockheed Martin Corp.	37,510	8,094,283

MasterCard, Inc., Class A	92,804	8,066,524

Microsoft Corp.	230,605	11,733,182

Northrop Grumman Corp.	43,770	8,413,469

PepsiCo, Inc.	144,921	14,176,172

Common Stocks (continued)
Issuer	Shares	Value ($)
PG&E Corp.	190,452	10,804,342

Philip Morris International, Inc.	185,014	16,841,824

Public Storage	32,512	8,111,419

Red Hat, Inc.(a)	98,127	6,412,600

Schlumberger Ltd.	202,304	14,509,243

Simon Property Group, Inc.	54,296	10,301,580

Thermo Fisher Scientific, Inc.	59,872	7,734,864

TJX Companies, Inc. (The)	130,463	9,667,308

United Parcel Service, Inc., Class B	88,900	8,583,295

Xylem, Inc.	243,558	9,111,505

Total		473,109,724

Total Common Stocks
(Cost: $757,739,345)		788,163,146

Convertible Preferred Stocks 1.0%
UNITED STATES 1.0%
Hess Corp., 8.000%	149,000	8,296,320

Total Convertible Preferred Stocks
(Cost: $8,007,797)		8,296,320

Money Market Funds 0.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.420%(b)(c)	6,592,599	6,592,599

Total Money Market Funds
(Cost: $6,592,599)		6,592,599

Total Investments
(Cost: $772,339,741)		803,052,065

Other Assets & Liabilities, Net		2,873,068

Net Assets		805,925,133

Forward Foreign Currency Exchange Contracts Open at February 29, 2016

Counterparty	Exchange Date	Currency to be Delivered	Delivered	Currency to be Received	Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)

BNP Paribas	04/20/2016	19,587,000	EUR	21,584,286	USD	243,907	—

BNP Paribas	04/20/2016	178,018,000	JPY	1,578,734	USD	—	(2,596)

BNP Paribas	04/20/2016	6,950,494,000	KRW	5,606,503	USD	6,094	—

BNP Paribas	04/20/2016	80,144,000	NOK	9,246,389	USD	40,006	—

BNP Paribas	04/20/2016	95,114,000	SEK	11,166,892	USD	36,194	—

BNP Paribas	04/20/2016	7,906,000	SGD	5,624,324	USD	8,039	—

BNP Paribas	04/20/2016	18,539,530	USD	25,797,000	AUD	—	(169,388)

BNP Paribas	04/20/2016	26,871,001	USD	36,576,000	CAD	163,617	—

BNP Paribas	04/20/2016	8,743,373	USD	8,675,000	CHF	—	(33,352)

BNP Paribas	04/20/2016	11,217,482	USD	8,037,000	GBP	—	(29,180)

Total						497,857	(234,516)

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2016

COLUMBIA GLOBAL EQUITY VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	The rate shown is the seven-day current annualized yield at February 29, 2016.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 29, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	24,764,704	354,816,338	(372,988,443)	6,592,599	22,472	6,592,599

Abbreviation Legend

ADR	American Depositary Receipt

Currency Legend

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	Korean Won
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	11

COLUMBIA GLOBAL EQUITY VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at February 29, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Belgium	—	5,254,858	—	5,254,858

France	—	44,278,411	—	44,278,411

Germany	—	13,772,196	—	13,772,196

Hong Kong	—	7,005,040	—	7,005,040

Ireland	8,371,431	5,184,083	—	13,555,514

Israel	3,650,202	—	—	3,650,202

Italy	—	4,716,712	—	4,716,712

Japan	—	70,940,697	—	70,940,697

Netherlands	—	13,050,043	—	13,050,043

Norway	—	11,988,949	—	11,988,949

Singapore	—	9,542,919	—	9,542,919

South Korea	—	6,930,475	—	6,930,475

Spain	—	25,344,999	—	25,344,999

Sweden	—	20,114,590	—	20,114,590

Switzerland	—	11,093,833	—	11,093,833

United Kingdom	8,001,612	45,812,372	—	53,813,984

United States	473,109,724	—	—	473,109,724

Total Common Stocks	493,132,969	295,030,177	—	788,163,146

Convertible Preferred Stocks	8,296,320	—	—	8,296,320

Money Market Funds	—	6,592,599	—	6,592,599

Total Investments	501,429,289	301,622,776	—	803,052,065

Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	497,857	—	497,857

Liabilities

Forward Foreign Currency Exchange Contracts	—	(234,516)	—	(234,516)

Total	501,429,289	301,886,117	—	803,315,406

See the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2016

COLUMBIA GLOBAL EQUITY VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Fair Value Measurements (continued)

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Derivative instruments are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	24,764,704	24,764,704	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	13

COLUMBIA GLOBAL EQUITY VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2016

Assets

Investments, at value

Unaffiliated issuers (identified cost $765,747,142)	$796,459,466

Affiliated issuers (identified cost $6,592,599)	6,592,599

Total investments (identified cost $772,339,741)	803,052,065

Unrealized appreciation on forward foreign currency exchange contracts	497,857

Receivable for:

Investments sold	1,692,998

Capital shares sold	84,766

Regulatory settlements (Note 6)	537,100

Dividends	1,906,824

Foreign tax reclaims	274,311

Prepaid expenses	2,650

Total assets	808,048,571

Liabilities

Foreign currency (cost $16,060)	16,056

Unrealized depreciation on forward foreign currency exchange contracts	234,516

Payable for:

Investments purchased	529,248

Capital shares purchased	900,990

Investment management fees	46,560

Distribution and/or service fees	15,977

Transfer agent fees	99,514

Plan administration fees	868

Compensation of board members	188,913

Other expenses	90,796

Total liabilities	2,123,438

Net assets applicable to outstanding capital stock	$805,925,133

Represented by

Paid-in capital	$882,741,741

Undistributed net investment income	1,729,009

Accumulated net realized loss	(109,506,026)

Unrealized appreciation (depreciation) on:

Investments	30,712,324

Foreign currency translations	(15,256)

Forward foreign currency exchange contracts	263,341

Total — representing net assets applicable to outstanding capital stock	$805,925,133

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2016

COLUMBIA GLOBAL EQUITY VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

February 29, 2016

Class A

Net assets	$672,100,423

Shares outstanding	64,148,999

Net asset value per share	$10.48

Maximum offering price per share(a)	$11.12

Class B

Net assets	$4,003,193

Shares outstanding	379,571

Net asset value per share	$10.55

Class C

Net assets	$21,303,803

Shares outstanding	2,055,876

Net asset value per share	$10.36

Class I

Net assets	$18,704,515

Shares outstanding	1,835,148

Net asset value per share	$10.19

Class K

Net assets	$4,045,349

Shares outstanding	384,621

Net asset value per share	$10.52

Class R

Net assets	$830,205

Shares outstanding	79,390

Net asset value per share	$10.46

Class R4

Net assets	$105,370

Shares outstanding	10,015

Net asset value per share	$10.52

Class R5

Net assets	$189,532

Shares outstanding	18,100

Net asset value per share	$10.47

Class W

Net assets	$10,765

Shares outstanding	1,020

Net asset value per share	$10.55

Class Y

Net assets	$1,988

Shares outstanding	194

Net asset value per share(b)	$10.24

Class Z

Net assets	$84,629,990

Shares outstanding	8,068,191

Net asset value per share	$10.49

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	15

COLUMBIA GLOBAL EQUITY VALUE FUND

STATEMENT OF OPERATIONS

Year Ended February 29, 2016

Net investment income

Income:

Dividends — unaffiliated issuers	$26,633,454

Dividends — affiliated issuers	22,472

Foreign taxes withheld	(1,355,716)

Total income	25,300,210

Expenses:

Investment management fees	6,653,652

Distribution and/or service fees

Class A	2,010,636

Class B	66,025

Class C	259,390

Class R	5,222

Class W	32

Transfer agent fees

Class A	1,520,548

Class B	12,453

Class C	49,031

Class K	2,188

Class R	1,973

Class R4	363

Class R5	61

Class W	25

Class Z	190,167

Plan administration fees

Class K	10,963

Compensation of board members	12,540

Custodian fees	43,606

Printing and postage fees	149,727

Registration fees	113,234

Audit fees	27,773

Legal fees	12,792

Other	51,264

Total expenses	11,193,665

Expense reductions	(9,829)

Total net expenses	11,183,836

Net investment income	14,116,374

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	(50,585,229)

Foreign currency translations	(533,489)

Forward foreign currency exchange contracts	1,163,750

Net realized loss	(49,954,968)

Net change in unrealized appreciation (depreciation) on:

Investments	(123,019,756)

Foreign currency translations	(4,778)

Forward foreign currency exchange contracts	263,341

Net change in unrealized depreciation	(122,761,193)

Net realized and unrealized loss	(172,716,161)

Net decrease in net assets from operations	$(158,599,787)

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2016

COLUMBIA GLOBAL EQUITY VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 29, 2016	Year Ended February 28, 2015
Operations

Net investment income	$14,116,374	$17,687,672

Net realized gain (loss)	(49,954,968)	132,248,447

Net change in unrealized depreciation	(122,761,193)	(56,698,409)

Net increase (decrease) in net assets resulting from operations	(158,599,787)	93,237,710

Distributions to shareholders

Net investment income

Class A	(17,384,806)	(10,515,311)

Class B	(87,420)	(50,837)

Class C	(363,864)	(126,401)

Class I	(315,473)	(100)

Class K	(100,575)	(56,781)

Class R	(20,471)	(9,411)

Class R4	(4,810)	(3,396)

Class R5	(2,757)	(311)

Class W	(280)	(171)

Class Y	(62)	(57)

Class Z	(2,436,437)	(1,591,936)

Net realized gains

Class A	(17,975,933)	(118,742,393)

Class B	(145,977)	(1,605,844)

Class C	(587,278)	(4,031,194)

Class I	(166,259)	(385)

Class K	(97,361)	(585,805)

Class R	(24,139)	(132,355)

Class R4	(4,340)	(37,665)

Class R5	(1,774)	(2,605)

Class W	(287)	(1,739)

Class Y	(53)	(352)

Class Z	(2,247,534)	(14,793,726)

Total distributions to shareholders	(41,967,890)	(152,288,775)

Increase (decrease) in net assets from capital stock activity	(45,935,003)	17,304,236

Proceeds from regulatory settlements (Note 6)	537,100	—

Total decrease in net assets	(245,965,580)	(41,746,829)

Net assets at beginning of year	1,051,890,713	1,093,637,542

Net assets at end of year	$805,925,133	$1,051,890,713

Undistributed net investment income	$1,729,009	$7,167,260

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	17

COLUMBIA GLOBAL EQUITY VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 29, 2016		Year Ended February 28, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	1,675,355	20,003,173	2,162,270	28,822,554

Distributions reinvested	2,652,106	32,429,549	9,008,313	118,312,799

Redemptions	(9,008,888)	(107,836,493)	(9,492,669)	(127,372,345)

Net increase (decrease)	(4,681,427)	(55,403,771)	1,677,914	19,763,008

Class B shares

Subscriptions	3,276	41,004	11,217	149,829

Distributions reinvested	17,762	220,484	117,607	1,560,184

Redemptions(a)	(383,594)	(4,714,426)	(527,719)	(7,094,757)

Net decrease	(362,556)	(4,452,938)	(398,895)	(5,384,744)

Class C shares

Subscriptions	128,920	1,536,492	148,168	1,955,003

Distributions reinvested	67,237	815,144	273,332	3,552,530

Redemptions	(418,552)	(4,968,268)	(433,969)	(5,735,689)

Net decrease	(222,395)	(2,616,632)	(12,469)	(228,156)

Class I shares

Subscriptions	1,949,302	23,746,789	—	—

Distributions reinvested	42,908	481,606	—	—

Redemptions	(157,275)	(1,783,736)	(949)	(12,998)

Net increase (decrease)	1,834,935	22,444,659	(949)	(12,998)

Class K shares

Subscriptions	50,794	584,975	69,933	937,580

Distributions reinvested	16,148	197,829	48,698	642,175

Redemptions	(43,202)	(529,080)	(84,324)	(1,153,614)

Net increase	23,740	253,724	34,307	426,141

Class R shares

Subscriptions	17,533	207,204	23,427	312,999

Distributions reinvested	3,431	41,832	10,290	134,424

Redemptions	(27,500)	(309,584)	(19,886)	(265,968)

Net increase (decrease)	(6,536)	(60,548)	13,831	181,455

Class R4 shares

Subscriptions	3,662	42,159	22,485	308,823

Distributions reinvested	739	9,051	3,099	40,652

Redemptions	(9,977)	(103,823)	(17,576)	(233,714)

Net increase (decrease)	(5,576)	(52,613)	8,008	115,761

Class R5 shares

Subscriptions	17,964	222,046	619	8,467

Distributions reinvested	378	4,416	192	2,492

Redemptions	(2,179)	(27,380)	(479)	(6,701)

Net increase	16,163	199,082	332	4,258

Class W shares

Distributions reinvested	38	466	115	1,519

Redemptions	(64)	(668)	(463)	(6,528)

Net decrease	(26)	(202)	(348)	(5,009)

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2016

COLUMBIA GLOBAL EQUITY VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 29, 2016		Year Ended February 28, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)

Class Y shares

Redemptions	—	—	(262)	(3,600)

Net increase (decrease)	—	—	(262)	(3,600)

Class Z shares

Subscriptions	323,821	3,931,574	504,582	6,768,003

Distributions reinvested	295,614	3,614,473	937,766	12,317,753

Redemptions	(1,145,146)	(13,791,811)	(1,232,471)	(16,637,636)

Net increase (decrease)	(525,711)	(6,245,764)	209,877	2,448,120

Total net increase (decrease)	(3,929,389)	(45,935,003)	1,531,346	17,304,236

(a)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	19

COLUMBIA GLOBAL EQUITY VALUE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,		Year Ended March 31,
Class A	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$13.00		$13.78		$11.82		$10.72		$11.02		$9.63

Income from investment operations:

Net investment income	0.18		0.22		0.14		0.15		0.11		0.10

Net realized and unrealized gain (loss)	(2.17)		0.97		2.45		1.11		(0.33)		1.40

Total from investment operations	(1.99)		1.19		2.59		1.26		(0.22)		1.50

Less distributions to shareholders:

Net investment income	(0.26)		(0.16)		(0.14)		(0.16)		(0.08)		(0.11)

Net realized gains	(0.27)		(1.81)		(0.49)		—		—		—

Total distributions to shareholders	(0.53)		(1.97)		(0.63)		(0.16)		(0.08)		(0.11)

Net asset value, end of period	$10.48		$13.00		$13.78		$11.82		$10.72		$11.02

Total return	(15.81	%)(b)	9.06%		22.21%		11.94%		(1.87%)		15.67%

Ratios to average net assets(c)

Total gross expenses	1.18%		1.17%		1.19%		1.26%		1.22	%(d)	1.11%

Total net expenses(e)	1.18	%(f)	1.17	%(f)	1.18	%(f)	1.16	%(f)	1.12	%(d)(f)	1.11%

Net investment income	1.48%		1.66%		1.06%		1.41%		1.18	%(d)	1.07%

Supplemental data

Net assets, end of period (in thousands)	$672,100		$894,934		$925,249		$587,324		$595,255		$729,078

Portfolio turnover	143%		61%		61%		49%		21%		37%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.05%.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2016

COLUMBIA GLOBAL EQUITY VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,		Year Ended March 31,
Class B	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$13.08		$13.85		$11.89		$10.77		$11.08		$9.67

Income from investment operations:

Net investment income	0.08		0.11		0.04		0.07		0.04		0.03

Net realized and unrealized gain (loss)	(2.17)		0.99		2.45		1.13		(0.33)		1.40

Total from investment operations	(2.09)		1.10		2.49		1.20		(0.29)		1.43

Less distributions to shareholders:

Net investment income	(0.17)		(0.06)		(0.04)		(0.08)		(0.02)		(0.02)

Net realized gains	(0.27)		(1.81)		(0.49)		—		—		—

Total distributions to shareholders	(0.44)		(1.87)		(0.53)		(0.08)		(0.02)		(0.02)

Net asset value, end of period	$10.55		$13.08		$13.85		$11.89		$10.77		$11.08

Total return	(16.42	%)(b)	8.27%		21.16%		11.18%		(2.58%)		14.84%

Ratios to average net assets(c)

Total gross expenses	1.93%		1.91%		1.94%		2.00%		1.96	%(d)	1.86%

Total net expenses(e)	1.93	%(f)	1.91	%(f)	1.93	%(f)	1.91	%(f)	1.88	%(d)(f)	1.86%

Net investment income	0.65%		0.79%		0.32%		0.63%		0.41	%(d)	0.30%

Supplemental data

Net assets, end of period (in thousands)	$4,003		$9,711		$15,807		$12,730		$19,003		$32,311

Portfolio turnover	143%		61%		61%		49%		21%		37%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.05%.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	21

COLUMBIA GLOBAL EQUITY VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,		Year Ended March 31,
Class C	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$12.86		$13.65		$11.72		$10.62		$10.93		$9.55

Income from investment operations:

Net investment income	0.09		0.12		0.05		0.07		0.04		0.03

Net realized and unrealized gain (loss)	(2.15)		0.96		2.41		1.11		(0.32)		1.38

Total from investment operations	(2.06)		1.08		2.46		1.18		(0.28)		1.41

Less distributions to shareholders:

Net investment income	(0.17)		(0.06)		(0.04)		(0.08)		(0.03)		(0.03)

Net realized gains	(0.27)		(1.81)		(0.49)		—		—		—

Total distributions to shareholders	(0.44)		(1.87)		(0.53)		(0.08)		(0.03)		(0.03)

Net asset value, end of period	$10.36		$12.86		$13.65		$11.72		$10.62		$10.93

Total return	(16.47	%)(b)	8.25%		21.23%		11.20%		(2.56%)		14.82%

Ratios to average net assets(c)

Total gross expenses	1.93%		1.92%		1.93%		2.01%		1.97	%(d)	1.86%

Total net expenses(e)	1.93	%(f)	1.92	%(f)	1.93	%(f)	1.91	%(f)	1.88	%(d)(f)	1.86%

Net investment income	0.71%		0.90%		0.39%		0.66%		0.44	%(d)	0.32%

Supplemental data

Net assets, end of period (in thousands)	$21,304		$29,304		$31,265		$4,147		$4,203		$4,977

Portfolio turnover	143%		61%		61%		49%		21%		37%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.05%.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2016

COLUMBIA GLOBAL EQUITY VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,			Year Ended February 29,		Year Ended March 31,
Class I	2016		2015	2014	2013	2012(a)		2011
Per share data
Net asset value, beginning of period	$12.67		$13.47	$11.59	$10.51	$11.03		$9.64

Income from investment operations:

Net investment income	0.19		0.26	0.20	0.19	0.14		0.14

Net realized and unrealized gain (loss)	(2.08)		0.97	2.38	1.10	(0.36)		1.40

Total from investment operations	(1.89)		1.23	2.58	1.29	(0.22)		1.54

Less distributions to shareholders:

Net investment income	(0.32)		(0.22)	(0.21)	(0.21)	(0.30)		(0.15)

Net realized gains	(0.27)		(1.81)	(0.49)	—	—		—

Total distributions to shareholders	(0.59)		(2.03)	(0.70)	(0.21)	(0.30)		(0.15)

Net asset value, end of period	$10.19		$12.67	$13.47	$11.59	$10.51		$11.03

Total return	(15.50	%)(b)	9.66%	22.63%	12.46%	(1.59%)		16.18%

Ratios to average net assets(c)

Total gross expenses	0.75%		0.69%	0.69%	0.78%	0.74	%(d)	0.63%

Total net expenses(e)	0.75%		0.69%	0.69%	0.75%	0.69	%(d)	0.63%

Net investment income	1.71%		1.92%	1.57%	1.83%	1.52	%(d)	1.50%

Supplemental data

Net assets, end of period (in thousands)	$18,705		$3	$16	$10	$9		$10

Portfolio turnover	143%		61%	61%	49%	21%		37%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.05%.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	23

COLUMBIA GLOBAL EQUITY VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,			Year Ended February 29,		Year Ended March 31,
Class K	2016		2015	2014	2013	2012(a)		2011
Per share data
Net asset value, beginning of period	$13.05		$13.82	$11.86	$10.75	$11.05		$9.65

Income from investment operations:

Net investment income	0.20		0.24	0.16	0.17	0.11		0.12

Net realized and unrealized gain (loss)	(2.18)		0.98	2.45	1.12	(0.32)		1.40

Total from investment operations	(1.98)		1.22	2.61	1.29	(0.21)		1.52

Less distributions to shareholders:

Net investment income	(0.28)		(0.18)	(0.16)	(0.18)	(0.09)		(0.12)

Net realized gains	(0.27)		(1.81)	(0.49)	—	—		—

Total distributions to shareholders	(0.55)		(1.99)	(0.65)	(0.18)	(0.09)		(0.12)

Net asset value, end of period	$10.52		$13.05	$13.82	$11.86	$10.75		$11.05

Total return	(15.70	%)(b)	9.25%	22.31%	12.13%	(1.81%)		15.94%

Ratios to average net assets(c)

Total gross expenses	1.04%		1.03%	1.04%	1.08%	1.03	%(d)	0.92%

Total net expenses(e)	1.04%		1.03%	1.04%	1.05%	0.97	%(d)	0.92%

Net investment income	1.63%		1.81%	1.22%	1.55%	1.14	%(d)	1.26%

Supplemental data

Net assets, end of period (in thousands)	$4,045		$4,710	$4,514	$3,394	$2,762		$13,828

Portfolio turnover	143%		61%	61%	49%	21%		37%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.05%.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2016

COLUMBIA GLOBAL EQUITY VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,					Year Ended February 29,		Year Ended March 31,
Class R	2016		2015		2014		2013	2012(a)		2011
Per share data
Net asset value, beginning of period	$12.98		$13.76		$11.82		$10.72	$11.02		$9.63

Income from investment operations:

Net investment income	0.15		0.19		0.12		0.13	0.09		0.08

Net realized and unrealized gain (loss)	(2.17)		0.97		2.43		1.11	(0.33)		1.39

Total from investment operations	(2.02)		1.16		2.55		1.24	(0.24)		1.47

Less distributions to shareholders:

Net investment income	(0.23)		(0.13)		(0.12)		(0.14)	(0.06)		(0.08)

Net realized gains	(0.27)		(1.81)		(0.49)		—	—		—

Total distributions to shareholders	(0.50)		(1.94)		(0.61)		(0.14)	(0.06)		(0.08)

Net asset value, end of period	$10.46		$12.98		$13.76		$11.82	$10.72		$11.02

Total return	(16.04	%)(b)	8.80%		21.88%		11.68%	(2.08%)		15.35%

Ratios to average net assets(c)

Total gross expenses	1.43%		1.42%		1.43%		1.51%	1.47	%(d)	1.39%

Total net expenses(e)	1.43	%(f)	1.42	%(f)	1.43	%(f)	1.41%	1.38	%(d)	1.39%

Net investment income	1.25%		1.46%		0.87%		1.18%	0.95	%(d)	0.78%

Supplemental data

Net assets, end of period (in thousands)	$830		$1,115		$992		$38	$29		$34

Portfolio turnover	143%		61%		61%		49%	21%		37%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.05%.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	25

COLUMBIA GLOBAL EQUITY VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,					Year Ended February 29,		Year Ended March 31,
Class R4	2016		2015		2014		2013	2012(a)		2011
Per share data
Net asset value, beginning of period	$13.05		$13.82		$11.86		$10.74	$11.07		$9.64

Income from investment operations:

Net investment income	0.19		0.26		0.19		0.15	0.13		0.10

Net realized and unrealized gain (loss)	(2.15)		0.97		2.43		1.13	(0.34)		1.40

Total from investment operations	(1.96)		1.23		2.62		1.28	(0.21)		1.50

Less distributions to shareholders:

Net investment income	(0.30)		(0.19)		(0.17)		(0.16)	(0.12)		(0.07)

Net realized gains	(0.27)		(1.81)		(0.49)		—	—		—

Total distributions to shareholders	(0.57)		(2.00)		(0.66)		(0.16)	(0.12)		(0.07)

Net asset value, end of period	$10.52		$13.05		$13.82		$11.86	$10.74		$11.07

Total return	(15.61	%)(b)	9.38%		22.45%		12.03%	(1.77%)		15.67%

Ratios to average net assets(c)

Total gross expenses	0.93%		0.92%		0.94%		1.21%	1.29	%(d)	1.18%

Total net expenses(e)	0.93	%(f)	0.92	%(f)	0.93	%(f)	1.15%	0.92	%(d)	1.18%

Net investment income	1.56%		1.93%		1.42%		1.43%	1.40	%(d)	1.07%

Supplemental data

Net assets, end of period (in thousands)	$105		$203		$105		$8	$8		$8

Portfolio turnover	143%		61%		61%		49%	21%		37%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.05%.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2016

COLUMBIA GLOBAL EQUITY VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,			Year Ended February 29,		Year Ended March 31,
Class R5	2016		2015	2014	2013	2012(a)		2011
Per share data
Net asset value, beginning of period	$13.00		$13.78	$11.83	$10.73	$11.03		$9.63

Income from investment operations:

Net investment income	0.20		0.30	0.17	0.19	0.15		0.14

Net realized and unrealized gain (loss)	(2.15)		0.94	2.46	1.11	(0.33)		1.41

Total from investment operations	(1.95)		1.24	2.63	1.30	(0.18)		1.55

Less distributions to shareholders:

Net investment income	(0.31)		(0.21)	(0.19)	(0.20)	(0.12)		(0.15)

Net realized gains	(0.27)		(1.81)	(0.49)	—	—		—

Total distributions to shareholders	(0.58)		(2.02)	(0.68)	(0.20)	(0.12)		(0.15)

Net asset value, end of period	$10.47		$13.00	$13.78	$11.83	$10.73		$11.03

Total return	(15.55	%)(b)	9.48%	22.59%	12.34%	(1.53%)		16.26%

Ratios to average net assets(c)

Total gross expenses	0.79%		0.79%	0.78%	0.83%	0.79	%(d)	0.67%

Total net expenses(e)	0.79%		0.79%	0.78%	0.80%	0.73	%(d)	0.67%

Net investment income	1.75%		2.23%	1.32%	1.78%	1.59	%(d)	1.49%

Supplemental data

Net assets, end of period (in thousands)	$190		$25	$22	$1,149	$1,043		$1,066

Portfolio turnover	143%		61%	61%	49%	21%		37%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.05%.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	27

COLUMBIA GLOBAL EQUITY VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,					Year Ended February 29,		Year Ended March 31,
Class W	2016		2015		2014		2013	2012(a)		2011
Per share data
Net asset value, beginning of period	$13.09		$13.86		$11.89		$10.76	$11.03		$9.63

Income from investment operations:

Net investment income	0.18		0.22		0.14		0.15	0.09		0.11

Net realized and unrealized gain (loss)	(2.18)		0.98		2.46		1.12	(0.33)		1.40

Total from investment operations	(2.00)		1.20		2.60		1.27	(0.24)		1.51

Less distributions to shareholders:

Net investment income	(0.27)		(0.16)		(0.14)		(0.14)	(0.03)		(0.11)

Net realized gains	(0.27)		(1.81)		(0.49)		—	—		—

Total distributions to shareholders	(0.54)		(1.97)		(0.63)		(0.14)	(0.03)		(0.11)

Net asset value, end of period	$10.55		$13.09		$13.86		$11.89	$10.76		$11.03

Total return	(15.84	%)(b)	9.08%		22.16%		11.92%	(2.19%)		15.82%

Ratios to average net assets(c)

Total gross expenses	1.17%		1.16%		1.19%		1.26%	1.13	%(d)	1.14%

Total net expenses(e)	1.17	%(f)	1.16	%(f)	1.18	%(f)	1.16%	1.10	%(d)(f)	1.14%

Net investment income	1.49%		1.65%		1.08%		1.38%	0.89	%(d)	1.04%

Supplemental data

Net assets, end of period (in thousands)	$11		$14		$19		$13	$25		$20,400

Portfolio turnover	143%		61%		61%		49%	21%		37%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.05%.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2016

COLUMBIA GLOBAL EQUITY VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,
Class Y	2016		2015	2014(a)
Per share data
Net asset value, beginning of period	$12.71		$13.52	$11.61

Income from investment operations:

Net investment income	0.23		0.27	0.19

Net realized and unrealized gain (loss)	(2.11)		0.95	2.41

Total from investment operations	(1.88)		1.22	2.60

Less distributions to shareholders:

Net investment income	(0.32)		(0.22)	(0.20)

Net realized gains	(0.27)		(1.81)	(0.49)

Total distributions to shareholders	(0.59)		(2.03)	(0.69)

Net asset value, end of period	$10.24		$12.71	$13.52

Total return	(15.38	%)(b)	9.50%	22.76%

Ratios to average net assets(c)

Total gross expenses	0.71%		0.72%	0.72%

Total net expenses(d)	0.71%		0.72%	0.72%

Net investment income	1.95%		2.01%	1.46%

Supplemental data

Net assets, end of period (in thousands)	$2		$2	$6

Portfolio turnover	143%		61%	61%

Notes to Financial Highlights

(a)	Based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.05%.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	29

COLUMBIA GLOBAL EQUITY VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,		Year Ended March 31,
Class Z	2016		2015		2014		2013		2012(a)		2011(b)
Per share data
Net asset value, beginning of period	$13.02		$13.79		$11.84		$10.73		$11.03		$9.32

Income from investment operations:

Net investment income	0.21		0.26		0.19		0.18		0.15		0.06

Net realized and unrealized gain (loss)	(2.17)		0.97		2.42		1.12		(0.34)		1.72

Total from investment operations	(1.96)		1.23		2.61		1.30		(0.19)		1.78

Less distributions to shareholders:

Net investment income	(0.30)		(0.19)		(0.17)		(0.19)		(0.11)		(0.07)

Net realized gains	(0.27)		(1.81)		(0.49)		—		—		—

Total distributions to shareholders	(0.57)		(2.00)		(0.66)		(0.19)		(0.11)		(0.07)

Net asset value, end of period	$10.49		$13.02		$13.79		$11.84		$10.73		$11.03

Total return	(15.65	%)(c)	9.41%		22.40%		12.32%		(1.62%)		19.16%

Ratios to average net assets(d)

Total gross expenses	0.93%		0.92%		0.93%		1.01%		0.96	%(e)	0.87	%(e)

Total net expenses(f)	0.93	%(g)	0.92	%(g)	0.93	%(g)	0.91	%(g)	0.86	%(e)(g)	0.87	%(e)

Net investment income	1.72%		1.91%		1.41%		1.68%		1.67	%(e)	1.35	%(e)

Supplemental data

Net assets, end of period (in thousands)	$84,630		$111,869		$115,642		$785		$552		$3

Portfolio turnover	143%		61%		61%		49%		21%		37%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(b)	Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.05%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2016

COLUMBIA GLOBAL EQUITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS

February 29, 2016

Note 1. Organization

Columbia Global Equity Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund’s prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities

Annual Report 2016	31

COLUMBIA GLOBAL EQUITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess

32	Annual Report 2016

COLUMBIA GLOBAL EQUITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell

Annual Report 2016	33

COLUMBIA GLOBAL EQUITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 29, 2016:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	497,857

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	234,516

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 29, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	1,163,750
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	263,341

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended February 29, 2016:

Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	75,918	(31,526)

*	Based on the monthly outstanding amounts for the year ended February 29, 2016.

34	Annual Report 2016

COLUMBIA GLOBAL EQUITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

Offsetting of Assets and Liabilities

The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of February 29, 2016:

BNP Paribas ($)
Assets
Forward foreign currency exchange contracts	497,857
Total Assets	497,857
Liabilities
Forward foreign currency exchange contracts	234,516
Total Liabilities	234,516
Total Financial and Derivative Net Assets	263,341
Total collateral received (pledged)(a)	—
Net Amount(b)	263,341

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Represents the net amount due from/(to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Annual Report 2016	35

COLUMBIA GLOBAL EQUITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective July 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 29, 2016 was 0.70% of the Fund’s average daily net assets.

Prior to July 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from March 1, 2015 through June 30, 2015, the investment advisory services fee paid to the Investment Manager was $2,205,910, and the administrative services fee paid to the Investment Manager was $198,822.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 29, 2016, other expenses paid by the Fund to this company were $2,822.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency

36	Annual Report 2016

COLUMBIA GLOBAL EQUITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended February 29, 2016, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class K	0.05
Class R	0.19
Class R4	0.19
Class R5	0.05
Class W	0.19
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2016, these minimum account balance fees reduced total expenses of the Fund by $9,829.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,498,000 and $38,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of December 31, 2015, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $185,158 for Class A, $576 for Class B and $408 for Class C shares for the year ended February 29, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits

Annual Report 2016	37

COLUMBIA GLOBAL EQUITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 Through June 30, 2016	Voluntary Expense Cap Prior to July 1, 2015
Class A	1.19%	1.18%
Class B	1.94	1.93
Class C	1.94	1.93
Class I	0.80	0.80
Class K	1.10	1.10
Class R	1.44	1.43
Class R4	0.94	0.93
Class R5	0.85	0.85
Class W	1.19	1.18
Class Y	0.80	0.80
Class Z	0.94	0.93

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 29, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees’ deferred compensation, distribution reclassifications, foreign currency transactions, passive foreign investment company (PFIC) holdings, post-October capital losses, re-characterization of distributions for investments and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$1,162,330
Accumulated net realized loss	(294,627)
Paid-in capital	(867,703)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended February 29, 2016 ($)	Year Ended February 28, 2015 ($)
Ordinary income	20,717,257	12,354,712
Long-term capital gains	21,250,633	139,934,063
Total	41,967,890	152,288,775

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 29, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,337,965
Capital loss carryforwards	(24,125,864)
Net unrealized appreciation	27,022,124

At February 29, 2016, the cost of investments for federal income tax purposes was $776,029,941 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$54,217,478
Unrealized depreciation	(27,195,354)
Net unrealized appreciation	27,022,124

The following capital loss carryforwards, determined at February 29, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	24,125,864

38	Annual Report 2016

COLUMBIA GLOBAL EQUITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

For the year ended February 29, 2016, $25,772,758 of capital loss carryforward was utilized and $330,302 was permanently lost.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 29, 2016, the Fund will elect to treat post-October capital losses of $81,856,283 as arising on March 1, 2016.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,340,134,561 and $1,395,123,999, respectively, for the year ended February 29, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Regulatory Settlements

During the year ended February 29, 2016, the Fund recorded a receivable of $537,100 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (neither the Fund nor the Investment Manager were a party to the proceeding). The payments have been included in Proceeds from regulatory settlements in the Statement of Changes in Net Assets.

Note 7. Payments by Affiliates

During the year ended, the Investment Manager reimbursed the Fund $25,619 for a loss on a trading error.

Note 8. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended February 29, 2016.

Note 10. Significant Risks

Shareholder Concentration Risk

At February 29, 2016, affiliated shareholders of record owned 45.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the

Annual Report 2016	39

COLUMBIA GLOBAL EQUITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a

40	Annual Report 2016

COLUMBIA GLOBAL EQUITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016	41

COLUMBIA GLOBAL EQUITY VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Global Equity Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Equity Value Fund (the “Fund,” a series of Columbia Funds Series Trust II) at February 29, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights for the Fund for the period ended on February 29, 2012 were audited by another independent registered public accounting firm whose report dated April 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

April 21, 2016

42	Annual Report 2016

COLUMBIA GLOBAL EQUITY VALUE FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%
Capital Gain Dividend	$7,563,461

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2016	43

COLUMBIA GLOBAL EQUITY VALUE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

44	Annual Report 2016

COLUMBIA GLOBAL EQUITY VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum

Bands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Annual Report 2016	45

COLUMBIA GLOBAL EQUITY VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	122

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead

Outside Director, Digital Ally, Inc. (digital imaging) since

September 2005; Trustee, Marygrove College (Chair of

Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	124	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	124	Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011

46	Annual Report 2016

COLUMBIA GLOBAL EQUITY VALUE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family overseen by Board member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972- 2002	122	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	182

Chairman of the Board,

Columbia Management

Investment Advisers,

LLC since May 2010;

Director, Columbia Management

Investment Distributors,

Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2016	47

COLUMBIA GLOBAL EQUITY VALUE FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service

Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

48	Annual Report 2016

COLUMBIA GLOBAL EQUITY VALUE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016	49

Columbia Global Equity Value Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN145_02_F01_(04/16)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Boudreau, Ms. Carlton, Mr. Carmichael and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose report to stockholders is included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended February 29, 2016 and February 28, 2015 are approximately as follows:

2016	2015
$21,300	$21,300

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended February 29, 2016 and February 28, 2015 are approximately as follows:

2016	2015
$400	$400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2016 and 2015, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended February 29, 2016 and February 28, 2015, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 29, 2016 and February 28, 2015 are approximately as follows:

2016	2015
$5,800	$5,800

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended February 29, 2016 and February 28, 2015, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 29, 2016 and February 28, 2015 are approximately as follows:

2016	2015
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended February 29, 2016 and February 28, 2015 are approximately as follows:

2016	2015
$110,000	$440,000

In fiscal years 2016 and 2015, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-

approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2016 and 2015 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended February 29, 2016 and February 28, 2015 are approximately as follows:

2016	2015
$116,200	$446,200

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	April 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	April 21, 2016

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	April 21, 2016